SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2006
SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
NA

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On March 13, 2006, the Company issued a press release reporting its results of operations for the fourth quarter and full year of 2005. The press release is furnished as Exhibit 99.1 and incorporated into this Item 2.02 by reference.
Item 9.01. Financial Statements and Exhibits
     (c)     Exhibits
        Exhibit 99.1 Press release dated as of March 13, 2006.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir Executive Vice President and Chief Financial Officer
Date:     March 16, 2006
EXHIBIT INDEX

Exhibit
Number	Exhibit Name
99.1	Press release dated as of March 13, 2006.

2